UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2022

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ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11740 Katy Fwy – Energy Tower III, 11th floor Houston, TX	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-878-1000

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ENG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

The information set forth under Item 8.01 regarding the deadline for submitting proposals for director nominations is incorporated herein by reference.

Item 8.01. Other Events.

On April 13, 2022, the Board of Directors (the “Board”) of ENGlobal Corporation (the “Company”) established Thursday, June 9, 2022 as the date of the Company’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) and April 14, 2022 as the record date for determining shareholders entitled to notice of, and to vote at, the 2022 Annual Meeting.  Because the date of the 2022 Annual Meeting has been changed by more than 30 days from the anniversary date of the Company’s 2021 Annual Meeting of Shareholders, shareholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by the Company’s Corporate Secretary at ENGlobal Corporation, Energy Tower III, 11740 Katy Freeway, Suite 1100, Houston, Texas 77079 on or before the close of business on April 21, 2022, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2022 Annual Meeting.

In addition, in accordance with the requirements contained in the Company’s Second Amended and Restated Bylaws, shareholders who wish to bring business before the 2022 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal (including all of the information specified in the Company’s Second Amended and Restated Bylaws) is received by the Company’s Corporate Secretary at the address specified above no later than the close of business on April 29, 2022. Any such proposal must meet the requirements set forth in the Company’s Second Amended and Restated Bylaws in order to be brought before the 2022 Annual Meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
(Registrant)

April 19, 2022	/s/ DARREN W. SPRIGGS
(Date)	Darren W. Spriggs, Chief Financial Officer, Treasurer and Corporate Secretary

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